Exhibit 99.1

Fifth Street Asset Management Inc. Reschedules Earnings Release for the Quarter Ended September 30, 2015

GREENWICH, CT, Nov. 16, 2015 -- Fifth Street Asset Management Inc. (NASDAQ:FSAM) ("FSAM") announced today that it has rescheduled its earnings report for the quarter ended September 30, 2015.

The Company intends to file a notice of the extension on Form 12b-25 with the U.S. Securities and Exchange Commission. The delay in filing the Form 10-Q resulted from delays in compiling certain necessary information to complete its quarterly review procedures and to prepare a complete filing of its Form 10-Q by November 16.

FSAM is working to complete its review and intends to file its Form 10-Q for the quarter ended September 30, 2015 on or before November 23, 2015, in accordance with Rule 12b-25, and now plans to hold a conference call at 4:30 p.m. (Eastern Time) on Tuesday, November 24, 2015, to discuss its quarterly financial results. All interested parties are welcome to participate. Domestic callers can access the conference call by dialing (855) 791-2033. International callers can access the conference call by dialing +1 (631) 485-4910.  All callers will need to enter the Conference ID Number 55926609 and reference "Fifth Street Asset Management Inc." after being connected with the operator.  All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected.

An archived replay of the call will be available shortly after the end of the conference call through December 1, 2015, to domestic callers by dialing (855) 859-2056 and to international callers by dialing +1 (404) 537-3406.  For all replays, please reference Conference ID Number 55926609.  An archived replay will also be available online in the "Investor Relations" section of FSAM's website under the "News & Events – Calendar of Events" section.  FSAM's website can be accessed at fsam.fifthstreetfinance.com.

About Fifth Street Asset Management Inc.

Fifth Street Asset Management Inc. (NASDAQ:FSAM) is a nationally recognized credit-focused asset manager.  The firm has over $5 billion of assets under management across two publicly-traded business development companies, Fifth Street Finance Corp. (NASDAQ:FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR), as well as multiple private investment vehicles.  The Fifth Street platform provides innovative and customized financing solutions to small and mid-sized businesses across the capital structure through complementary investment vehicles and co-investment capabilities.  With over a 17-year track record focused on disciplined credit investing across multiple economic cycles, Fifth Street is led by a seasoned management team that has issued billions of dollars in public equity, private capital and public debt securities.  Fifth Street's national origination strategy, proven track record and established platform are supported by nearly 100 professionals across locations in Greenwich, Chicago and San Francisco.  For more information, please visit fsam.fifthstreetfinance.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the company's current views with respect to, among other things, future events and financial performance.  Words such as "believes," "expects," "will," "estimates," "projects," "anticipates," and "future" or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. New risks and uncertainties arise over time, and it is not possible for the company to predict those events or how they may affect it.  Therefore, you should not place undue reliance on these forward-looking statements.  The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:

Investor Contact:

Robyn Friedman, Senior Vice President, Head of Investor Relations

(203) 681-3720

ir-fsam@fifthstreetfinance.com

Media Contact:

Tom Becker

Sitrick And Company

(212) 573-6100

Tom_Becker@sitrick.com